Exhibit 10.1

AMENDMENT NO. 1
TO
BIODRAIN MEDICAL, INC. 2008 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of BioDrain Medical, Inc. (the “Company”) previously adopted, and the shareholders approved, the BioDrain Medical, Inc. 2008 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 12.1 of the Plan, the Board has the authority to amend the Plan at any time; and

WHEREAS, the Board has adopted, and the shareholders have approved, an amendment to increase the number of shares of common stock reserved for the Plan.

NOW, THEREFORE, RESOLVED, that the BioDrain Medical, Inc. 2008 Equity Incentive Plan be and it is hereby amended as follows:

1.           Section 4.1 of the Plan is hereby amended by increasing the number of shares of common stock reserved for the Plan from 975,405 to 3,000,000.

2.           Except as amended herein, all provisions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Amendment No. 1 was duly adopted by the Board of Directors of BioDrain Medical, Inc. on May 28, 2010.

Executed on this 28th day of May, 2010.

By	/s/ Alan G. Shuler
Name: Alan G. Shuler
Title: Secretary

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I hereby certify that the foregoing Amendment No. 1 was duly adopted by the shareholders of BioDrain Medical, Inc. on June 22, 2010.

Executed on this 22nd day of June, 2010.

By	/s/ Alan G. Shuler
Name: Alan G. Shuler
Title: Secretary